Exhibit 10.1

AMENDMENT NO. 1
TO
SECURITIES PURCHASE AGREEMENT

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT, dated as of January 7, 2009 (this "Amendment"), by and among SKYTERRA LP, a Delaware limited partnership, formerly named Mobile Satellite Ventures LP,  ("SKYT LP"), SKYTERRA FINANCE CO., a Delaware corporation, formerly named Mobile Satellite Ventures Finance Co., ("SKYT Finance Co.") and, together with SKYT LP, the "Issuers"), SKYTERRA COMMUNICATIONS INC., a Delaware corporation, ("SkyTerra") HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD., a Cayman Islands fund, and HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, LP, a Delaware limited partnership (collectively, the "Purchasers").

W I T N E S S E T H:

WHEREAS, the Issuers, SkyTerra and the Purchasers are parties to that certain Securities Purchase Agreement, dated as of July 24, 2008 (the "Purchase Agreement"); and

WHEREAS, in accordance with Section 9.11 of the Purchase Agreement, the Issuers, SkyTerra and the Purchasers wish to amend the Purchase Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promises herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENT TO PURCHASE AGREEMENT

   1.1   Amendment to Article 2 of the Purchase Agreement.

(a)         The definition of "Notes" in Section 2 of the Purchase Agreement shall be amended to be "the Issuers 18.0% Senior Unsecured Notes due July 1, 2013."

(b)         All references in the Purchase Agreement to the rate of interest that the Notes shall bear shall be amended from 16% to 18.0%.

   1.2   Amendment to Articles 1 and 3 of the Purchase Agreement.

(a)         The definition of "April Warrants" in Article 1 of the Purchase Agreement shall be amended in its entirety to read as follows:

"April Warrants" means one or more warrants to purchase an aggregate of 21,250,000 shares of Common Stock, substantially in the form attached as Exhibit A-2 hereto.

(b)         Article 1 of the Purchase Agreement is amended by adding the following definition:

"January 2010 Warrants" means one or more warrants to purchase an aggregate of 3,750,000 shares of Common Stock, substantially in the form attached as Exhibit A-3 hereto.

(c)         The definition of "Warrants" in Article 1 of the Purchase Agreement shall be amended in its entirety to read as follows:

"Warrants" means the January Warrants, April Warrants and January 2010 Warrants.

(d)         Clause (ii) of Section 3.1 of the Purchase Agreement shall be amended in its entirety to read as follows:

(ii) SkyTerra agrees to issue and sell to the Purchasers, and the Purchasers agree to purchase from SkyTerra, the January Warrants on the First Closing Date, the April Warrants on the Second Closing Date and the January 2010 Warrants on the Fourth Closing Date.

(e)         A corresponding reference to the January 2010 Warrants to be delivered by SkyTerra on the Fourth Closing Date shall be added to Section 3.2 of the Purchase Agreement.

(f)         The definition of "First Closing Date" shall be amended in its entirety to be 10:00 AM (New York time) on January 7, 2009.

   1.3   Amendment to Article 7 of the Purchase Agreement.  The conditions to the obligations of the Purchasers to consummate a Closing set forth in Sections 7.1(a) – (n) shall be amended in their entirety to read as follows:

(a)           (i)(A) On the First Closing Date and the Second Closing Date, the representations and warranties of the Issuers and SkyTerra contained herein shall be true and correct in all material respects, provided that if any representation and warranty includes a materiality qualification (including the words "Material Adverse Effect," "material," "in all material respects" or like words) then, such representation and warranty shall be true and correct in all respects, as of such Closing Date with the same effect as though made on and as of such Closing Date (except for representations and warranties made as of an earlier date, in which case as of such earlier date) and provided solely for purposes of this Section 7.1(a)(i), the Issuers may update Section 4.10 of the Disclosure Schedules, and the Issuers and SkyTerra shall have performed all obligations and conditions herein required to be performed or complied with by the Issuers and SkyTerra on or prior to such Closing Date; and (B) in the case of the Second Closing Date, SkyTerra's aggregate cash position is not materially less than as projected in SkyTerra's business plan, as provided to the Purchasers prior to the execution of the MCSA.  This Section 7.1(a)(i) will be deemed to be satisfied in full upon the delivery by the Issuers and SkyTerra of the certificates required to be delivered on the Second Closing Date pursuant to Sections 7.1(g)-(h), unless (a) management of the entity delivering such certificate, knowingly and wilfully delivered a false and inaccurate certificate, and (b) management of the entity delivering such certificate was grossly negligent or reckless in verifying the accuracy of matters contained in such certificate.

    (ii)   On the Third Closing Date and the Fourth Closing Date, the representations and warranties of the Issuers and SkyTerra contained herein shall be true and correct in all respects (without giving effect to any limitation on any representation and warranty indicated by a materiality qualification, including the words "Material Adverse Effect," "material," "in all material respects" or like words) as of such Closing Date with the same effect as though made on and as of such Closing Date (except for representations and warranties made as of an earlier date, in which case as of such earlier date), except with regard to the representations and warranties contained in Section 4.29 above as to which the Issuers shall not be providing any representation or warranty on such Closing Dates, and except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation on any representation and warranty indicated by a materiality qualification, including the words "Material Adverse Effect," "material," "in all material respects" or like words) would not, individually or in the aggregate, have a Material Adverse Effect and provided solely for purposes of this Section 7.1(a)(ii), the Issuers may update Section 4.10 of the Disclosure Schedules, and the Issuers and SkyTerra shall have performed all obligations and conditions herein required to be performed or complied with by the Issuers and SkyTerra on or prior to such Closing Date.

(b)           There shall not be any Law, injunction, order or decree, enacted, enforced, promulgated, entered, issued or deemed applicable to this Agreement or the transactions contemplated hereby by any Governmental Authority prohibiting or enjoining the transactions contemplated by this Agreement or the Transaction Documents.

(c)           The sale of the Securities to be issued on a particular Closing Date by the Issuers or SkyTerra, as applicable, shall not be prohibited by any Law on such Closing Date. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any Governmental Authority or of or with any other Person, including, without limitation, all filings in accordance with Section 6 hereof, with respect to the purchase and sale of the Securities to be issued on a particular Closing Date shall have been duly obtained or made and shall be in full force and effect on such Closing Date; provided, however, that this shall not require all approvals needed to issue Voting Common Stock.

             (d)           On the First Closing Date, the Purchasers shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Issuers and SkyTerra, an opinion, dated as of the First Closing Date, substantially in the form of the opinion letter dated January 7, 2008 delivered to the Purchasers, modified as appropriate to reflect the terms of this transaction.

(e)           SKYT LP shall have delivered to the Purchasers a certificate dated as of such Closing Date and signed by the secretary or other officer of MSV GP, certifying (i) that the copies of the Limited Partnership Agreement and resolutions of the Board approving this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby attached thereto, are all true, complete and correct and remain in full force and effect as of such date; and (ii) (A) on the First Closing Date, the incumbency and specimen signature of each officer of SKYT LP executing this Agreement, the Transaction Documents and any other document delivered in connection herewith on behalf of SKYT LP, and (B) on each Closing following the First Closing Date, the incumbency and specimen signature of each officer of SKYT LP executing any Notes in connection with such Closing.

(f)           SKYT Finance Co. shall have delivered to the Purchasers a certificate dated as of such Closing Date and signed by the secretary or another officer of SKYT Finance Co., certifying (i) that the copies of the Certificate of Incorporation, the By-Laws and resolutions of the Board of Directors of SKYT Finance Co. approving this Agreement, the Transaction

Documents and the transactions contemplated hereby and thereby attached thereto, are all true, complete and correct and remain in full force and effect as of such date; and (ii) (A) on the First Closing Date, the incumbency and specimen signature of each officer of SKYT Finance Co. executing this Agreement, the Transaction Documents and any other document delivered in connection herewith on behalf of SKYT Finance Co., and (B) on each Closing following the First Closing Date, the incumbency and specimen signature of each officer of SKYT Finance Co. executing any Notes in connection with such Closing.

(g)           Each of the Issuers shall have delivered to the Purchasers a certificate dated as of such Closing Date and signed by the Issuer’s respective chief financial officer or chief executive officer, certifying that (i) such Issuer has performed and complied with all of the agreements and conditions set forth or contemplated herein that are required to be performed or complied with by such Issuers on or before such Closing Date; and (ii) that the conditions set forth in Sections 7.1(a) (other than the condition set forth in Section 7.1(a)(i)(B)) and 7.1(b) have been met.

(h)           SkyTerra shall have delivered to the Purchasers a certificate dated as of such Closing Date and signed by the secretary or another officer of SkyTerra, certifying (i) that the copies of the Certificate of Incorporation, the By-Laws and resolutions of the Board of Directors of SkyTerra approving this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby attached thereto, are all true, complete and correct and remain in full force and effect as of such date; (ii) that the conditions set forth in Sections 7.1(a) and 7.1(b) have been met; and (iii) (A) on the Second Closing Date, the incumbency and specimen signature of each officer of SkyTerra executing this Agreement, the Transaction Documents and any other document delivered in connection herewith on behalf of SkyTerra, and (B) the incumbency and specimen signature of each officer of SkyTerra executing any Warrants in connection with such Closing.

(i)           Each of the Issuers and SkyTerra shall have delivered to the Purchasers a certificate of good standing for each of the Issuers and SkyTerra from the Secretary of State of the State of Delaware, in each case dated within one week of such Closing Date.

(j)           The MCSA shall have been executed by SkyTerra Subsidiary LLC (formerly Mobile Satellite Ventures Subsidiary LLC), SkyTerra and SKYT LP and none of them shall have committed a material breach of its obligations thereunder which has not been cured.

(k)           The Registration Rights Agreement shall have been executed and SkyTerra shall not have committed a willful breach of its registration obligations thereunder prior to the relevant Closing Date.

(l)           There shall be no Material Adverse Effect not otherwise cured on the relevant Closing Date (without regard to any amendment to Section 4.10 of the Disclosure Schedules permitted pursuant to Section 7.1(a) of this Agreement).

(m)          Each of the Issuers and SkyTerra will have provided reasonable cooperation in providing the Purchasers with all the information available to them reasonably requested by the Purchasers in writing to verify the satisfaction of any closing condition or otherwise to consummate the Closings; provided, however, that for purposes of the Second Closing Date, this

Section 7.1(m) will be deemed to be satisfied in full with respect to Section 7.1(a)(i), upon the delivery by the Issuers and SkyTerra of the certificates required pursuant to Sections 7.1(g)-(h), unless (a) management of the entity delivering such certificate, knowingly and wilfully delivered a false and inaccurate certificate, and (b) management of the entity delivering such certificate was grossly negligent or reckless in verifying the accuracy of matters contained in such certificate.

(n)           On each Closing Date following the First Closing Date, all previously scheduled Closings shall have occurred.

   1.4    Amendment to Article 8 of the Purchase Agreement.

(a)         Section 8.1 (a) of the Purchase Agreement shall be amended in its entirety to read as follows:

SkyTerra shall reserve and keep available for issuance upon and until the exercise of the Warrants at least such number of its authorized but unissued shares of Non-Voting Common Stock as would be sufficient to exercise the Warrants in full for shares of Non-Voting Common Stock then issuable pursuant to the Warrants.

(b)         Sections 8.1(b) – 8.1(g)(1) of the Purchase Agreement shall be deleted in their entirety.

   1.5    Amendment to Article 9 of the Purchase Agreement.

(a)         Section 9.14 of the Purchase Agreement shall be amended in its entirety to read as follows:

9.14        Expenses.  Whether or not the transactions contemplated by the Transaction Documents are consummated, the Issuers shall pay all reasonable, documented fees and expenses incurred by the Purchasers in connection with the negotiation, preparation and execution of the Transaction Documents and the consummation of the transactions contemplated hereby; provided, however that no Purchaser will claim reimbursement for any expense incurred in connection with or relating to satisfying itself that any conditions precedent to the obligations of the Purchasers to consummate the Closing on the Second Closing Date have been satisfied or otherwise complied with.

(b)         Article 9 of the Purchase Agreement is amended by adding the following Section 9.15:

9.15       8-K.   No later than 5 p.m. (New York time) on January 12, 2009, the Purchasers may request SkyTerra to publicly disclose any financial information provided by it to Navigant that the Purchasers reasonably determine (based upon the written advice of the Purchasers' outside counsel, a copy of which the Purchasers will deliver to SkyTerra) must under applicable law be publicly disclosed in order to permit the Purchasers to purchase publicly traded securities of SkyTerra or its affiliates, it being understood that SkyTerra will not be required in any event to publicly disclose any business plan, projections or assumptions contained in or related thereto. Within three business days after receipt of such a request, SkyTerra will publicly disclose such information in a Form 8-K filed with the SEC unless SkyTerra reasonably determines (based upon the written advice of SkyTerra's outside counsel, a copy of which SkyTerra will deliver to the Purchasers) that such information need not be publicly disclosed under applicable law in order to permit the Purchasers to purchase publicly traded securities of SkyTerra or its affiliates.

   1.6    Amendment to Exhibits A-1, A-2 and B.  The form of January Warrants attached as Exhibit A-1 to the Purchase Agreement, the form of April Warrants attached as Exhibit A-2 to the Purchase Agreement and the form of Indenture attached as Exhibit B to the Purchase Agreement shall be replaced with the form of January Warrants, April Warrants and Indenture, attached hereto as Exhibits A-1, A-2 and B, respectively.

   1.7   Effect on the Purchase Agreement.  This Amendment shall not constitute a waiver, amendment or modification of any provision of the Purchase Agreement not expressly referred to herein.  Except as expressly amended or modified herein, the provisions of the Purchase Agreement are and shall remain in full force and effect and are hereby ratified and confirmed.  On and after the date hereof, each reference in the Purchase Agreement to "this Agreement," "herein," "hereof," "hereunder" or words of similar import shall mean and be a reference to the Purchase Agreement as amended hereby.  To the extent that a provision of this Amendment conflicts with or differs from a provision of the Purchase Agreement, such provision of this Amendment shall prevail and govern for all purposes and in all respects. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Purchase Agreement.

ARTICLE II

MISCELLANEOUS

   2.1   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

   2.2   Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. The parties hereto confirm that any facsimile copy of another party’s executed counterpart of this Amendment (or its signature page thereof) will be deemed to be an executed original thereof.

   2.3   Captions.  The captions and paragraph headings of this Amendment are solely for the convenience of reference and shall not affect its interpretation.

   2.4   Assignment.  The rights and obligations of any party hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of such party. None of the Issuers, SkyTerra or the Purchasers may assign this Amendment or any rights or obligations hereunder without the prior written consent of the other; provided, however, that the each of Purchasers may assign this Amendment in whole or in part to one or more Affiliates (as defined in the Purchase Agreement) of the Purchasers, whether presently existing or hereinafter created by providing notice in writing to the Issuers and SkyTerra.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amendment on the date first written above.

SKYTERRA LP by its general partner, SkyTerra GP Inc.

By:	/s/ Randy Segal
Name: Randy Segal
Title: SVP, General Counsel and Secretary

SKYTERRA FINANCE CO.

By:	/s/ Randy Segal
Name: Randy Segal
Title: SVP, General Counsel and Secretary

SKYTERRA COMMUNICATIONS, INC.

By:	/s/ Randy Segal
Name: Randy Segal
Title: SVP, General Counsel and Secretary

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.
By: Harbinger Capital Partners Offshore Manager, L.L.C., as investment manager

By:	/s/ Philip Falcone
Name: Philip Falcone
Title:

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, LP
By: Harbinger Capital Partners Special Situations GP, LLC, as general partner

By:	/s/ Philip Falcone
Name: Philip Falcone
Title:

EXHIBIT A-1
FORM OF JANUARY WARRANTS

EXHIBIT A-2
FORM OF APRIL WARRANTS

EXHIBIT A-3
FORM OF JANUARY 2010 WARRANTS

EXHIBIT B
FORM OF INDENTURE